SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        Mentor Income Fund, Inc.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                           Mentor Income Fund, Inc.
                              901 East Byrd Street
                            Richmond, Virginia 23219


                                                              November 21, 1997


Dear Shareholder:


     You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of Mentor Income Fund, Inc. (the "Fund") to be held on Monday, December 22, 1997, at 9:00 a.m., Eastern Standard Time, at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia. At the Meeting, shareholders will be asked to approve a new investment management agreement between Mentor Investment Advisors, LLC and the Fund, to become effective upon consummation of the proposed merger of Wheat First Butcher Singer, Inc., corporate parent of the Mentor group of companies, with First Union Corporation. Shareholders will also be asked to approve a new investment management agreement for the Fund in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.


     In addition, shareholders will be asked to elect six additional Directors for the Fund.


     Although the Board of Directors of the Fund would like very much to have each shareholder attend the Meeting, it realizes that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose.

     We look forward to seeing you at the Meeting or receiving your proxy card so your shares may be voted at the Meeting.


                                Sincerely yours,

/s/ Daniel J. Ludeman               /s/ Paul F. Costello
------------------------            -----------------------
Daniel J. Ludeman                   Paul F. Costello
Chairman of the Board               President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                           Mentor Income Fund, Inc.



                 ---------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                 ---------------------------------------------
     A Special Meeting of Shareholders (the "Meeting") of Mentor Income Fund, Inc. (the "Fund") will be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia, on Monday, December 22, 1997, at 9:00 a.m., Eastern Standard Time, for the following purposes:


   1. To approve or disapprove a new investment management agreement between the Fund and Mentor Investment Advisors, LLC, as described in the attached Proxy Statement;


   2. To approve or disapprove a new investment management agreement between the Fund and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.;

   3. To elect six additional Directors to hold office for the term specified and until their successors are duly elected and qualified; and

     4. To consider and act upon such other matters as may properly come before the Meeting.

     Shareholders of record as of the close of business on November 21, 1997 are entitled to notice of and to vote at the Meeting.

                                        By order of the Board of Directors,


                                        /s/ John M. Ivan
                                        -------------------------------------
                                        John M. Ivan
                                        Secretary

Richmond, Virginia
November 21, 1997

                           Mentor Income Fund, Inc.
                             901 East Byrd Street
                           Richmond, Virginia 23219


                               -----------------
                                PROXY STATEMENT
                               -----------------
     The enclosed proxy is solicited by the Board of Directors of Mentor Income Fund, Inc. (the "Fund") for use at the Special Meeting of Shareholders of the Fund to be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, at 9:00 a.m., Eastern Standard Time, on December 22, 1997, and at any adjournment thereof (the "Meeting"). Shareholders of record at the close of business on November 21, 1997 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about November 25, 1997.


     Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted for the election of the nominees for Director and in favor of the other proposals set forth in the attached Notice of the Meeting. A proxy may be revoked at any time prior to its use. It may be revoked by filing with the Secretary of the Fund an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and election to vote in person.


     As of the Record Date, there were 11,817,776 shares of the Fund outstanding. Record Date shareholders will be entitled to one vote for each share on all matters presented at the Meeting. The shares of the Fund do not have cumulative voting rights. As of November 7, 1997, all the Directors and officers of the Fund, as a group, owned beneficially 62,694 Fund shares (less than 1% of the total outstanding shares). As of November 7, 1997, to the knowledge of management, no person owned beneficially 5% or more of the outstanding Fund shares. As of November 7, 1997, the Fund had net assets of $120,186,844.

     Copies of the Annual Report of the Fund for the fiscal year ended October 31, 1996 and the Semi-Annual Report of the Fund for the period ended April 30, 1997 may be obtained without charge by calling Mentor Investment Group, LLC at 1-800-825-5353 or writing Mentor Investment Group, LLC, Investor Relations Office, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219.


I. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT


     On August 20, 1997, Wheat First Butcher Singer, Inc. ("Wheat First") entered into an Agreement and Plan of Merger with First Union Corporation ("First Union"), pursuant to which Wheat First would be merged into First Union. Upon the consummation of the merger (expected to occur as early as December of this year), First Union will become the owner of a majority of the beneficial interest in Mentor Investment Advisors, LLC ("Mentor Advisors"). (In this Proxy Statement this series of transactions is referred to as the "Merger.")


     The Board of Directors is recommending that shareholders of the Fund approve a new investment management agreement between the Fund and Mentor Advisors. The new agreement will replace the existing investment management agreement between the Fund and Mentor Advisors. Your approval of the new agreement is being sought because the Merger will result in an "assignment," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the existing agreement, resulting in its automatic termination.


     The Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, Wheat First will be merged into First Union, and will cease to exist as a separate entity. (The successor entity to Wheat First following the Merger is referred to in this Proxy Statement as "Wheat First Union.")


     Under the terms of the Merger Agreement, First Union will exchange up to 10,267,029 shares of First Union common stock, valued at $471 million based on First Union's closing stock price of $45.875 on August 15,

1997, for all of the outstanding stock of Wheat First. In addition, First Union has agreed to establish an employee retention pool consisting of approximately
1.7 million shares of restricted First Union common stock to be granted to certain key employees of Wheat First, to vest over a three-year period following the Merger if they remain employed by First Union during that period. In addition, First Union has entered into employment agreements with the five senior executive officers of Wheat First, which provide for salary, bonus, and continuing payments with a three-year term for four of such executives, and salary, bonus and a termination payment over a one-year term for one such executive.


     Mentor Advisors has informed the Fund that the purpose of the retention pool is principally to provide an incentive to Wheat First employees, including key professionals in the Mentor companies, to continue their association with First Union following consummation of the Merger. Any such employee who voluntarily terminates employment with First Union will forfeit any shares of restricted stock not yet vested.


     The Merger Agreement does not contemplate any changes in the management or operations of Mentor Advisors, including any changes in the personnel managing the Fund or other services or business activities relating to the Fund. Mentor Advisors does not anticipate that the Merger will cause any reduction in the quality of services now provided to the Fund, or have any adverse effect on Mentor Advisors' ability to fulfill its obligations to the Fund.


     First Union. First Union is a bank holding company registered under the Bank Holding Company Act of 1956, as amended. Through its network of subsidiaries, First Union provides numerous banking and banking-related products and services, including retail and commercial banking, retail investment, and capital markets services. First Union also provides other financial products and services including mortgage banking, home equity lending, leasing, insurance, and securities brokerage services. At September 30, 1997, First Union had assets of $144 billion, making it the sixth largest banking company in the United States.


     The existing investment management agreement. Mentor Advisors currently provides investment advisory services to the Fund pursuant to an investment management agreement, dated August 27, 1993, in effect between the Fund and it (the "Existing Agreement"). Under the Existing Agreement and subject to the general oversight of the Board of Directors, Mentor Advisors manages the Fund in accordance with the stated policies of the Fund. Mentor Advisors makes investment decisions for the Fund and places purchase and sale orders for portfolio transactions. Mentor Advisors bears all its expenses in connection with the performance of its services (except as may be approved from time to time by the Board of Directors) and pays the salaries of all directors, officers and employees who serve as Directors or officers of the Fund. Mentor Advisors is located at 901 East Byrd Street, Richmond, Virginia 23219.


     The Fund pays Mentor Advisors a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. For the fiscal year ended October 31, 1996, the Fund paid Mentor Advisors investment management fees in the amount of $769,296.


     The Existing Agreement was approved by the Fund's shareholders on August 26, 1993 in connection with the acquisition of the Fund's former investment manager, Ryland Capital Management, Inc., by Mentor Advisors (named Commonwealth Investment Counsel, Inc. at the time of the transaction).

     The Fund was organized under the laws of the Commonwealth of Virginia on August 23, 1988.

     The table below provides information relating to investment companies with investment objectives similar to the Fund for which Mentor Advisors provides investment advisory services. As opposed to the Fund, each of the portfolios listed below is an open-end investment company, which means that each portfolio engages in a continuous offering of new shares to the public.




                                                         Net Assets as of         Investment
             Portfolio (Year Organized)                  November 7, 1997        Advisory Fee
-----------------------------------------------------   ------------------   ---------------------
     Mentor Funds
      Income and Growth Portfolio (1993)    .........      $181,129,853              0.75%(1)
      Municipal Income Portfolio (1992)  ............      $ 79,536,753              0.60%
      Quality Income Portfolio (1992)    ............      $145,661,655              0.47%(1)(2)
      Short-Duration Income Portfolio (1994)   ......      $ 69,170,346              0.35%(1)(2)

----------
(1) Mentor Advisors waived or reimbursed fees with respect to these portfolios.


(2) After expense limitation. Mentor Advisors agreed to limit its investment advisory fees from each of the Quality Income and Short-Duration Income Portfolios until September 30, 1997 to the extent necessary to limit the total operating expenses of those Portfolios. In the absence of these expense limitations, investment advisory fees for the Quality Income and Short-Duration Income Portfolios would have been 0.60% and 0.50%, respectively.


     Administrative fees. The Fund has entered into an administration agreement with Mentor Investment Group, LLC ("Mentor Group"), an affiliate of Mentor Advisors, pursuant to which Mentor Group assists the Fund in, among other things, the preparation of certain reports to shareholders of the Fund, tax returns, and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, prepares and furnishes reports to the Fund's Board of Directors, calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's business operations, all subject to the provisions of the Fund's Articles of Incorporation, Bylaws and the 1940 Act, and other policies and instructions the Board of Directors may from time to time establish.


     The Fund pays Mentor Group a monthly fee for such services at an annual rate of 0.10% of the Fund's average weekly net assets. During the fiscal year ended October 31, 1996, the Fund paid Mentor Group $118,353 for administrative services. Mentor Group's address is 901 East Byrd Street, Richmond, Virginia 23219.


     The administration agreement will terminate by its terms upon consummation of the Merger. The Board of Directors of the Fund has approved a new administration agreement with Mentor Group upon substantially identical terms, to become effective upon consummation of the Merger.


     The new investment management agreement. The Existing Agreement will by its terms terminate upon the consummation of the Merger, since the Merger will constitute a change in control of Mentor Advisors for purposes of the 1940 Act. The Board of Directors is recommending that shareholders of the Fund approve a new investment management agreement (the "New Agreement") to be effective immediately upon consummation of the Merger. The New Agreement is substantially identical to the Existing Agreement, other than its effective and termination dates. It contemplates that Mentor Advisors will manage and supervise the investment and reinvestment of the Fund's assets and arrange for the purchase and sale of securities and other assets held in the Fund's investment portfolio consistent with its investment policies adopted and declared by the Fund's Board of Directors and the provisions of its Articles of Incorporation and Bylaws.

     The New Agreement will continue in effect for an initial term of two years from its effective date (which is expected to be the date on which the Merger is consummated) and thereafter if it is approved at least annually by (i) the vote, cast in person at a meeting called for such purpose, of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of Mentor Advisors or the Fund and by (ii) the majority vote of either the Board of Directors or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. It is intended that the New Agreement will take effect upon consummation of the Merger, with its continuing effectiveness subject to the receipt of shareholder approval, as described below.


     The New Agreement provides, as does the Existing Agreement, that Mentor Advisors shall not be subject to, and the Fund will indemnify it from and against, any liability for any error of judgment, mistake of law, or any damages, expenses or losses incurred in connection with any act or omission connected with or arising out of the performance by Mentor Advisors of its duties under such Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under such Agreement.


     The New Agreement may be terminated, without penalty, (i) at any time by a vote of a majority of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice, or (ii) by Mentor Advisors, upon 60 days' written notice. The New Agreement terminates automatically in the event of its assignment.


     It is possible that shareholders will not have acted on the New Agreement prior to the consummation of the Merger. The Fund and Mentor Advisors have filed with the SEC an application for an exemption from relevant provisions of the 1940 Act permitting the Fund to enter into the New Agreement following the consummation of the Merger, even if the Fund's shareholders have not yet approved the Agreement by that time. If the New Agreement is implemented under those circumstances, it will provide that the fees payable by the Fund under the New Agreement prior to shareholder approval will be held in an interest-bearing escrow account to be paid to Mentor Advisors only upon shareholder approval of the New Agreement, or, if shareholders do not approve the New Agreement within the 60 days following consummation of the Merger, to the Fund. A vote to approve the New Agreement will include a vote in favor of this provision and in favor of the release to Mentor Advisors, upon receipt of shareholder approval of the New Agreement, of any amounts held in the escrow account. There can be no assurance that the SEC will grant the requested exemption.


     Director Action. The Board of Directors approved the New Agreement at a meeting held on September 10, 1997.

     In evaluating the New Agreement, the Directors considered the fact that the Existing Agreement and the New Agreement are substantially identical, including the terms relating to the services to be provided and the fees to be paid by the Fund thereunder. The Directors considered the performance of Mentor Advisors to date in providing services to the Fund, and the skills and capabilities of the personnel of Mentor Advisors.

     The Board of Directors also considered indications from First Union of its expectations that Mentor Group would continue to operate as a separate operating unit of First Union after the Merger, that the Mentor group of companies as an operating unit would remain substantially intact; and that there would be no change in the investment advisory or administration services, or the pricing of those services, provided by the Mentor group of companies to the Fund. The Board of Directors also considered generally the financial resources of First Union, and the reputation, expertise, and resources of First Union and its affiliates, including those engaged in investment management businesses, and in domestic and international financial markets.

     The Board of Directors also considered the fact that key members of senior management of Wheat First had entered into the employment agreements, described above, with First Union, and that key members of management of Mentor Group would be entitled to receive restricted shares of First Union common stock from the retention pool described above.


     A copy of the form of the New Agreement is attached to this proxy statement as Exhibit A.


     General. Investment decisions for the Fund and for the other investment advisory clients of Mentor Advisors and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. It sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of Mentor Advisors is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Mentor Advisors employs professional staffs of portfolio managers who draw upon a variety of resources for research information for the Fund.

     The Fund pays all expenses related to its operation which are not borne by Mentor Advisors, including, but not limited to, fees of the Directors who are not employed by Mentor Advisors and meeting expenses of the Board of Directors, fees of Mentor Group, interest charges, taxes and governmental fees, outside auditing, accounting, and legal services, charges of the custodian, transfer agent, registrar and dividend disbursing agent of the Fund, expenses of repurchasing shares, expenses of printing and mailing share certificates, expenses relating to investor and public relations, shareholder reports, notices, proxy statements and reports to government offices, brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions, costs of shareholders' and other meetings, expenses in connection with negotiating, effecting the purchase and sale, or registering privately-issued portfolio securities, expenses of calculating and publishing the net asset value of the Fund's shares, dues and expenses of membership in investment company associations, expenses of fidelity bonding and other insurance expenses including insurance premiums, expenses in connection with the dividend reinvestment plan, SEC registration and state Blue Sky fees, New York Stock Exchange listing fees, fees payable to the National Association of Securities Dealers, Inc., and other business and operating expenses.

     Ownership of Mentor Advisors. Mentor Group owns 99% of the outstanding interest in Mentor Advisors; Wheat First owns the remaining 1%. Wheat First also owns a 79.8% interest in Mentor Group, which, together with its 1% direct interest in Mentor Advisors, gives Wheat First an 80% economic interest in Mentor Advisors. EVEREN Securities Holdings, Inc. owns the 20.2% interest in Mentor Group not owned by Wheat First and may increase its ownership based principally on the amount of Mentor Group's revenues derived from assets attributable to clients of EVEREN Securities Holdings, Inc. and its affiliates. EVEREN Securities, Inc. is an affiliate of EVEREN Securities Holdings, Inc. See "Approval of New Investment Management Agreement -- Acquisition of Additional Interest in Mentor Group by EVEREN Securities Holdings, Inc." below.

     Wheat First is located at 901 East Byrd Street, Richmond, Virginia 23219 and EVEREN Securities Holdings, Inc. is located at 77 West Wacker Drive, Chicago, Illinois 60601.

     Directors and principal executive officer of Mentor Advisors. The names and principal occupations of the principal executive officer and each director of Mentor Advisors is set forth below:




Name                    Position              Principal Occupation
---------------------   -------------------   --------------------------------------
Daniel J. Ludeman       Chairman              Chairman and Chief Executive Officer,
                                              Mentor Investment Group, LLC.
Paul F. Costello        Managing Director     Managing Director,
                                              Mentor Investment Group, LLC.
John G. Davenport       Managing Director     Managing Director,
                                              Mentor Investment Group, LLC.
P. Michael Jones        Managing Director     Managing Director,
                                              Mentor Investment Group, LLC.
R. Preston Nuttall      Managing Director     Managing Director,
                                              Mentor Investment Group, LLC.
Theodore W. Price       Managing Director     Managing Director,
                                              Mentor Investment Group, LLC.
Peter J. Quinn, Jr.     Managing Director     Managing Director,
                                              Mentor Investment Group, LLC.
Karen H. Wimbish        Managing Director     Managing Director,
                                              Mentor Investment Group, LLC.

     In addition to their positions with Mentor Advisors, Messrs. Ludeman and Costello are also Director and President, respectively, of the Fund. Terry L. Perkins, John M. Ivan, and Michael A. Wade, the Fund's Treasurer, Secretary, and Assistant Treasurer, respectively, are stockholders of Wheat First. The address of each of the above named individuals is 901 East Byrd Street, Richmond, Virginia 23219.

     Section 15(f). The Fund has been advised that Mentor Advisors and First Union intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive "safe harbor" for an investment adviser or any affiliated person to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the change in control, at least 75% of the Board of Directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Fund has been advised that none of Mentor Advisors, First Union, and their affiliates, is aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Fund as a result of the Merger. First Union has undertaken to pay all costs and expenses of the Meeting.

     Required vote. As provided in the 1940 Act, approval of the New Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy. If the shareholders of the Fund do not approve the New Agreement, the Board of Directors will take such further action as they may deem to be in the interests of the shareholders of the Fund.

     The Board of Directors unanimously recommends that shareholders of the Fund vote to approve the New Agreement.


II. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT -- ACQUISITION OF ADDITIONAL INTEREST IN MENTOR GROUP BY EVEREN SECURITIES HOLDINGS, INC.

     EVEREN Securities Holdings, Inc. ("EVEREN") may in the future acquire an additional interest in Mentor Group. For the reasons stated below, any such acquisition might be seen to result in a change in control of Mentor Group, and so to result in the termination of the investment management agreement between the Fund and Mentor Advisors. The Board of Directors is recommending that shareholders approve a new investment management agreement at the Meeting, to take effect upon the occurrence of any such change in control of Mentor Group.

     Possible change in control; need for shareholder approval. Wheat First owns 79.8% of the outstanding interest in Mentor Group. EVEREN owns the remaining 20.2%. EVEREN acquired its interest in Mentor Group in connection with Mentor Group's restructuring in 1996. Wheat First also owns a 1% interest in Mentor Advisors, which, together with Wheat First's 79.8% interest in Mentor Group, gives Wheat First an 80% economic interest in Mentor Advisors.

     By agreement among Mentor Group, Wheat First and EVEREN, EVEREN has the right to acquire an additional interest in Mentor Group. (That transaction is referred to herein as the "Final Acquisition.") The amount of that interest will be calculated based on the amount of Mentor Group's revenues attributable to EVEREN during the period immediately prior to the Final Acquisition. The amount of EVEREN's interest in Mentor Group may not, however, exceed 50%. The effective date of the Final Acquisition will not be later than March 31, 1999.


     It is also possible, in light of the continuing relationship between Wheat First and EVEREN and EVEREN's success to date in the distribution of the shares of other funds in the Mentor Family of Funds, that EVEREN will, by agreement with Wheat First (or its successor), receive an additional interest in Mentor Group prior to the Final Acquisition. (In any event, EVEREN's interest in Mentor Group would not exceed 50%.)


     If, as a result of any acquisition of an additional interest in Mentor Group, EVEREN's interest in Mentor Group exceeds 25%, the acquisition may be deemed to result in a "change in control" of Mentor Group, and, as a result, of Mentor Advisors. Any such change in control would, in turn, result in an "assignment," as defined in the 1940 Act, of the investment management agreement in effect at the time between the Fund and Mentor Advisors, resulting in its automatic termination.


     The Board of Directors is recommending that shareholders of the Fund approve a new investment management agreement between the Fund and Mentor Advisors. The new investment management agreement would be implemented immediately following any such change in control and would be identical to the Existing Agreement and to the New Agreement, except as to its effective and termination dates.

     Management of Mentor Group. Mentor Group is a limited liability company organized under the laws of the Commonwealth of Virginia. It is managed by a Management Committee consisting of members nominated by Wheat First and members nominated by EVEREN. Under the Operating Agreement pursuant to which Mentor Group was organized, Wheat First currently is entitled to nominate a majority of the members of the Management Committee, and, so long as the amount of EVEREN's interest in Mentor Group is less than the amount of Wheat First's interest, Wheat First should continue to have that right.

     The Operating Agreement provides that the Management Committee acts by the vote of a majority of the members of the Committee. It also provides that, at any time when EVEREN owns 40% or more of the outstanding interest in Mentor Group, the Management Committee may only vote to admit any additional member to Mentor Group, or to merge or consolidate with any corporation or other entity, or sell, lease, transfer, distribute, or otherwise dispose of all or substantially all of its assets, with the vote of a majority of the members of the Committee nominated by Wheat First and the vote of a majority of the members of the Committee nominated by EVEREN.


     The effect of a possible change in control of Mentor Group. At any time when EVEREN's interest in Mentor Group is less than the amount of Wheat First's interest, EVEREN should be entitled to nominate only a minority of the members of the Management Committee; Wheat First's nominees to the Management Committee would continue to constitute a majority of its members. Accordingly, Mentor Advisors has advised the Board of Directors that it does not expect that EVEREN's acquisition of any additional interest in Mentor Group would result in any material change in the management or operation of Mentor Group. Mentor Advisors has also advised the Board of Directors that EVEREN's owning an additional interest in Mentor Group would not reduce the quality of services now provided the Fund, or have any effect on Mentor Advisors' ability to fulfill its obligations to the Fund under the investment management agreement. In any event, no new investment management agreement would be implemented unless the Board of Directors, including a majority of the disinterested Directors, had approved the agreement, under the specific facts and circumstances then prevailing.

     Shareholders are not being asked to vote on any investment management agreement to be implemented following an acquisition by EVEREN of an interest in Mentor Group if, after the acquisition, EVEREN would be permitted to nominate a number of members of the Management Committee equal to the number Wheat First is permitted to nominate.

     EVEREN Securities Holdings, Inc. EVEREN is a wholly owned subsidiary of EVEREN Capital Corporation. EVEREN Capital Corporation, through its subsidiaries, is a full-service securities brokerage firm that provides a broad range of investment services and products primarily to individuals and also to institutions, corporations, and municipalities. It also engages in capital markets, asset management, and clearing activities. At September 30, 1997, EVEREN Capital Corporation, through its subsidiaries, held over $40 billion of customer assets in approximately 500,000 client accounts.

     EVEREN Capital Corporation is a public company whose common stock is traded on the New York Stock Exchange. The EVEREN Capital Corporation 401(k) and Employee Stock Ownership Plan ("KSOP") owns approximately 62% of EVEREN Capital Corporation. EVEREN Capital Corporation's employees and directors, through the KSOP and otherwise, own in excess of 70% of the outstanding common stock of EVEREN Capital Corporation.

     Required vote. As provided in the 1940 Act, approval of the new investment management agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy. If the shareholders of the Fund do not approve the new investment management agreement, the Board of Directors will take such further action with as it may deem to be in the interests of the shareholders of the Fund.

     The Board of Directors unanimously recommends that shareholders of the Fund vote to approve the new investment management agreement.


III. ELECTION OF DIRECTORS

     The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes whose number shall be as nearly equal as possible, each having a term of three years. The Fund's Bylaws provide for a Board of Directors consisting of between three (3) and fifteen (15) Directors. The Board of Directors of the Fund is proposing that shareholders elect Messrs. Troy A. Peery, Jr., Arnold H. Dreyfuss, Thomas F. Keller, Peter
J. Quinn, Jr., Louis W. Moelchert, Jr. and Arch T. Allen, III each to serve as a Director of the Fund until his successor is duly elected and qualified. Since the term of office of one class will expire each year, certain nominees will serve less than three years during their initial terms as Directors of the Fund. Messrs. Peery, Dreyfuss, Keller, Quinn, Moelchert and Allen have each consented to serve as a Director if elected. It is not expected that any of them will be unable to serve as a Director; however, if that should occur for any reason prior to the Meeting, the proxy holders will vote in their discretion for another person of their choice.


     Each of the nominees for election currently serves as a trustee or director of one or more of the investment companies comprising the Mentor Family of Funds (other than Mr. Allen, who served as a director of America's Utility Fund, Inc. until October 31, 1997). Each of those other investment companies is nominating the same persons to serve as its trustees or directors, as the case may be, as are being nominated to serve as Directors of the Fund. If each of the nominees for Director of the Fund and for trustee or director, as the case may be, of each of those investment companies is elected by shareholders, the same individuals would then serve as directors or trustees, as the case may be, of each of the investment companies in the Mentor Family of Funds. The following table provides information concerning the nominees for election as Directors and each of the current Directors of the Fund.




                                                                                        Shares owned
                                                                                        Beneficially
                                                                                           as of
Name and Address           Principal Occupation and Age                                 November 7, 1997
-------------------------- ------------------------------------------------------------ -----------------
Class I nominees to serve until the 2000 Annual Meeting of Shareholders:
Troy A. Peery, Jr.         President, Heilig-Meyers Company (a retail furniture         None
12560 West Creek Parkway   company). Director, S&K Famous Brands, Inc. and Open
Richmond, VA 23238         Plan Systems, Inc. Trustee, Mentor Funds, Mentor
                           Institutional Trust, and Cash Resource Trust. (Age 51)

Peter J. Quinn, Jr.*       President, Mentor Distributors, LLC. Managing Director,      None
901 East Byrd Street       Mentor Investment Group, LLC, Wheat First Butcher Singer,
Richmond, VA 23219         Inc., and Mentor Investment Advisors, LLC. Director, Mentor
                           Perpetual Advisors, LLC. Trustee, Mentor Funds and Cash
                           Resource Trust. (Age 37)

                                                                                           Shares owned
                                                                                           Beneficially
                                                                                              as of
Name and Address           Principal Occupation and Age                                    November 7, 1997
-------------------------- --------------------------------------------------------------- -----------------
Class II nominees to serve until the 1998 Annual Meeting of Shareholders:

Arch T. Allen, III         Attorney At Law, Raleigh, North Carolina (since August          None
1214 Cowper Drive          1995). Formerly, Vice Chancellor for Development and
Raleigh, NC 27608          University Relations, University of North Carolina at Chapel
                           Hill. Director, America's Utility Fund, Inc. (November
                           1993-October 1997). (Age 57)

Arnold H. Dreyfuss         Chairman, Eskimo Pie Corporation. Director, Old America         None
901 Morefield Park Drive   Stores. Trustee, Mentor Funds, Mentor Institutional Trust, and
Richmond, VA 23236         Cash Resource Trust. Formerly, Chairman and Chief
                           Executive Officer, Hamilton Beach/Proctor-Silex, Inc.
                           (Age 69)

Class III nominees to serve until the 1999 Annual Meeting of Shareholders:

Thomas F. Keller           R. J. Reynolds Industries Professor of Business Adminis-        None
Fuqua School of Business   tration and Former Dean of Fuqua School of Business, Duke
Duke University            University. Director, LADD Furniture, Inc., Wendy's
Box 90120                  International, Inc., American Business Products, Inc., Dimon,
Durham, NC 27708-0120      Inc., and Biogen, Inc. Director, Nations Balanced Target
                           Maturity Fund, Inc., Nations Government Income Term Trust
                           2003, Inc., Nations Government Income Term Trust 2004,
                           Inc., Hatteras Income Securities, Inc., Nations Institutional
                           Reserves, Nations Fund Trust, Nations Fund, Inc., Nations
                           Fund Portfolios, Inc., and Nations LifeGoal Fund, Inc.
                           Trustee, Mentor Funds, Mentor Institutional Trust, and Cash
                           Resource Trust. (Age 66)

Louis W. Moelchert, Jr.    Vice President for Investments, University of Richmond.         None
University of Richmond     Director, Venture Lending & Leasing II, Inc. (a closed-end
Maryland Hall              investment company) and America's Utility Fund, Inc.
Richmond, VA 23173         Trustee, The Common Fund, Mentor Funds, Mentor
                           Institutional Trust, and Cash Resource Trust. (Age 56)

     Continuing Directors. The current Directors consist of one Class I Director, one Class II Director and two Class III Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown below. Mr. Barrentine was elected at the 1995 Annual Meeting of Shareholders, Messrs. Nelson and Ludeman were elected at the 1996 Annual Meeting of Shareholders, and Mr. Edwards was elected at the 1997 Annual Meeting of Shareholders. The Directors are as follows:




                                                                                           Shares owned
                                                                                              Beneficially
Name, Address and                                                               Director   as of
Offices with the Fund    Principal Occupation and Age                           Since      November 7, 1997
------------------------ ------------------------------------------------------ ---------- -----------------
                        Class I (Term Expiring in 2000)

Weston E. Edwards        President, Weston Edwards & Associates (business       1988       46,952**
361 Forest Avenue        brokers and consultants) (September 1994-present
Suite 205                and July 1988-July 1993). Founder and Chairman,
Laguna Beach, CA 92651   The Housing Roundtable (since February 1981).
Director                 Formerly, President, Smart Mortgage Access, Inc.
                         (realtor-based mortgage services) (July 1993-
                         September 1994). (Age 63)

                        Class II (Term Expiring in 1998)

Jerry R. Barrentine      President, J. R. Barrentine & Associates (mortgage     1988       5,725**
17716 River Ford Drive   banking consultants) (since July 1997). Formerly,
Davidson, NC 28036       Executive Vice President and CFO, Barclays
Director                 American/Mortgage Corporation (financial services)
                         (November 1992-July 1997); Managing Partner,
                         Barrentine Lott & Associates, Inc. (financial
                         services consultants) (November 1981-
                         November 1992). (Age 63)

                       Class III (Term Expiring in 1999)

J. Garnett Nelson        Consultant, Mid-Atlantic Holdings, L.L.C. (since       1991       7,017**
101 Shockoe Slip         February 1995). Director, GE Investment Funds,
Richmond, VA 23219       Inc., successor to Life of Virginia Series Fund, Inc.
Director                 (since 1990); Director, Lawyers Title Corporation
                         (since 1991); Member, Investment Advisory
                         Committee, Virginia Retirement System (since
                         April 1995). Formerly, Senior Vice President, The
                         Life Insurance Company of Virginia (1990-February
                         1995). (Age 58)

                                                                                     Shares owned
                                                                                     Beneficially
Name, Address and                                                         Director   as of
Offices with the Fund   Principal Occupation and Age                      Since      November 7, 1997
----------------------- ------------------------------------------------- ---------- -----------------
Daniel J. Ludeman*      Chairman and Chief Executive Officer, Mentor      1993       3,000**
901 East Byrd Street    Investment Group, LLC (since July 1991);
Richmond, VA 23219      Managing Director, Wheat, First Securities, Inc.
Chairman of the Board   (since August 1984); Managing Director, Wheat
                        First Butcher Singer, Inc. (since June 1991);
                        Chairman and Trustee, Mentor Funds, Cash
                        Resource Trust and Mentor Institutional Trust.
                        (Age 40)

----------
* Messrs. Ludeman and Quinn are "interested persons" of the Fund, and of Mentor Advisors, the Fund's investment adviser, by virtue of their positions with that firm and its affiliates.

** Less than 1% of the total outstanding shares.


Remuneration of Directors and Officers

     Under a fee schedule that took effect November 1, 1997 (the beginning of the Fund's fiscal year), each Director who is not an officer or employee of Mentor Advisors, the Fund's investment adviser, or its affiliates, receives an annual fee of $20,000 from the Mentor Family of Funds. A portion of the annual fee will be paid by the Fund based on its net assets relative to the other funds comprising the Mentor Family of Funds. In addition, Directors receive an additional fee of $3,000 for each meeting attended. Members of the Audit Committee receive a fee of $1,000 for each meeting of the Audit Committee they attend, in addition to which the Chairman of the Audit Committee receives an annual fee of $2,000. The Fund does not pay any compensation to its officers or Directors who are affiliated with Mentor Advisors.


     The following table sets forth aggregate compensation paid by the Fund to each Director during the fiscal year ended October 31, 1996. The Total Compensation column listed below includes compensation paid to each of the nominees for his services as a Trustee of one or more of Mentor Funds, Mentor Institutional Trust and Cash Resource Trust (the "Trusts"). The Fund and the Trusts are considered part of the same "Fund Complex" for this purpose.

                                                              Pension or Retirement    Total Compensation
                                                              Benefits Accured as          from Fund
                                   Aggregate Compensation         Part of Fund            Complex Paid
       Name of Director                  From Fund+                 Expenses             to Directors+
-------------------------------   ------------------------   ----------------------   --------------------
      Jerry R. Barrentine                 $20,000                     None                  $ 20,000
      Weston E. Edwards                    28,000                     None                    28,000
      J. Garnett Nelson                    20,000                     None                    20,000
      Daniel J. Ludeman                        --                      --                         --
      Arch T. Allen, III                       --                      --                     11,750*
      Arnold H. Dreyfuss                       --                      --                     12,200
      Thomas F. Keller                         --                      --                     12,200
      Louis W. Moelchert, Jr.                  --                      --                     18,450*
      Troy A. Peery, Jr.                       --                      --                     11,175
      Peter J. Quinn, Jr.                      --                      --                         --

----------

+ The compensation figures listed reflect the fees paid in accordance with fee schedules for Directors of the Fund and Trustees of the Trusts in effect through October 31, 1997.

* The total compensation for Messrs. Allen and Moelchert includes compensation for their services as Directors of America's Utility Fund, Inc., which is advised by Mentor Advisors.


Supplemental Information

     Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. The officers of the Fund are as follows: Paul F. Costello (Age 37), President; Terry L. Perkins (Age 50), Treasurer; John M. Ivan (Age 41), Secretary; Michael A. Wade (Age 30), Assistant Treasurer; Sander
M. Bieber (Age 47), Assistant Secretary; and Joseph R. Fleming (Age 43), Assistant Secretary.


     During the past five years, the principal occupations of the officers have been as follows (similar positions with the same company are omitted): Paul F. Costello - President (since June 1994) - Managing Director, Wheat First Butcher Singer, Inc. (since June 1994), Mentor Investment Group, LLC, Mentor Investment Advisors, LLC and Mentor Perpetual Advisors, LLC; President, America's Utility Fund, Inc., Mentor Funds (since 1995), Mentor Institutional Trust, and Cash Resource Trust; Formerly, President, Mentor Series Trust. Terry L. Perkins - Treasurer (since December 1988) - Senior Vice President, Mentor Investment Group, LLC (since April 1996); Treasurer, America's Utility Fund, Inc., Mentor Funds (since 1994), Mentor Institutional Trust (since 1994), and Cash Resource Trust (since 1993); Formerly, Treasurer and Comptroller, Ryland Capital Management, Inc. John M. Ivan - Secretary (since June 1994) - Managing Director and Assistant Secretary, Wheat First Butcher Singer, Inc.; Managing Director, Director of Compliance and Assistant General Counsel, Wheat, First Securities, Inc.; Secretary, Mentor Investment Advisors, LLC; Secretary, America's Utility Fund, Inc.; Secretary/Clerk, Mentor Funds (since 1995), Mentor Institutional Trust, and Cash Resource Trust. Michael A. Wade - Assistant Treasurer (since June 1995) - Accounting Manager and Vice President of Mentor Investment Group, LLC (since October 1996); Formerly, Accounting Manager and Associate Vice President of Mentor Investment Group, LLC (since April 1994); Formerly, Senior Accountant, Wheat First Butcher Singer, Inc. (April 1993-March 1994); Audit Senior, BDO Seidman (July 1989-March 1993). Sander M. Bieber - Assistant Secretary (since December 1994) - Partner with the law firm of Dechert Price & Rhoads (since 1981), counsel to the Fund. Joseph R. Fleming - Assistant Secretary (since December 1996) - Partner with the law firm of Dechert Price & Rhoads (since 1988).

     The Fund has a standing Audit Committee currently consisting of Messrs. Barrentine, Edwards and Nelson, each of whom is a Director and not an interested person of the Fund. The Audit Committee reviews both the audit and nonaudit work of the Fund's independent accountants, submits a recommendation to the Board of Directors as to the selection of independent accountants, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Fund has no other committees of the Board of Directors.

     During the fiscal year ended October 31, 1997, there were four meetings of the Board of Directors and two meetings of the Audit Committee. All of the incumbent Directors attended at least 75% of the meetings of the Board of Directors and the Audit Committee, for those eligible to attend, held during the fiscal year ended October 31, 1997.


Section 16(a) Beneficial Ownership Reporting Compliance

     Under the securities laws of the United States, the Fund's Directors, its officers, and any persons holding more than ten percent of the Fund's common stock, as well as affiliated persons of the Mentor Advisors, are required to report their ownership of the Fund's common stock and any changes in that ownership to the SEC and the New York Stock Exchange. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the most recent fiscal year ended October 31, 1997. All of these filing requirements were satisfied by the Fund's Directors and officers, except statements of changes in beneficial ownership filed on behalf of Mr. Edwards, which were inadvertently filed late. In making these statements, the Fund has relied on the representations of its incumbent Directors and officers and copies of the reports that they have filed with the Commission.

     Required vote. The nominees receiving the affirmative vote of a plurality of the votes cast by shareholders of the Fund at the Meeting, if a quorum is present, shall be elected Directors of the Fund.

     The Board of Directors recommends that shareholders vote FOR the election of each of the nominees as a Director of the Fund.


IV. MISCELLANEOUS

     Other business. The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Board of Directors' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     Solicitation of proxies. The costs of solicitation of proxies will be borne by First Union. Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and Directors of the Fund (who will receive no compensation therefor in addition to their regular salaries).


     Quorum. The Fund's Bylaws provide that the holders of a majority of the shares issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.


     Adjournment. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals, in accordance with applicable law, to permit further solicitation of proxies with respect to those proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on one or more proposals, but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as permitted by applicable law. The persons named as proxies will vote in favor of such adjournment with respect to a proposal those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies which have been instructed to vote against such proposal, and they will vote to abstain any such proxies which they are required to abstain from voting on such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by First Union. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.


     Tabulation of votes. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of negative votes on the proposals to approve the new agreements and will have no effect on the proposal to elect Directors.

     Date for receipt of shareholders' proposals for subsequent meetings of shareholders. The Fund intends to hold an annual meeting of shareholders in 1998 to elect directors and to ratify or reject the selection of its independent accountants, among other things. Shareholder proposals for inclusion in the Fund's proxy statement for this meeting must be received by the Fund no later than April 28, 1998.

                                                                       EXHIBIT A


                        INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made as of the   day of    , 199  , between MENTOR INCOME FUND,
INC. (hereinafter referred to as the "Company") and MENTOR INVESTMENT ADVISORS, LLC (hereinafter referred to as the "Manager").

     In consideration of the mutual agreements herein made, the Company and the Manager understand and agree as follows:

     (1) Duties and Responsibilities of the Manager. The Manager agrees, during the life of this Agreement, to continuously furnish the Company with an investment program for the assets of the Company, to manage and supervise the investment and reinvestment of the assets of the Company and to arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Company consistent with the investment policies adopted and declared by the Company's Board of Directors and the provisions of the Articles of Incorporation and Bylaws of the Company, as such documents are amended from time to time.

     (2) Allocation of Expenses. Except as otherwise provided herein, the Company shall bear all of its expenses including, but not limited to, fees of the directors who are not employed by the Manager and meeting expenses of the Board of Directors; fees of the Administrator; interest charges; taxes; organizational expenses, charges and expenses of the Fund's legal counsel, auditors and independent accountants; fees and expenses of the transfer agent, registrar and dividend disbursing agent of the Fund; taxes and governmental fees; expenses of repurchasing shares; expenses of printing and mailing share certificates; expenses relating to investor and public relations, shareholder reports, notices, proxy statements and reports to government offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; costs of shareholders' and other meetings; expenses in connection with negotiating, effecting the purchase or sale, or registering privately issued portfolio securities; custodian fees, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Fund's shares; dues and expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses in connection with the Dividend Reinvestment Plan; SEC and state blue sky registration fees; New York Stock Exchange listing fees; fees payable to the National Association of Securities Dealers, Inc.; and other business and operating expenses.

     The Manager shall bear all expenses incurred by it in connection with its duties and activities under this Agreement (including overhead and employee costs), except such expenses as are assumed by the Company under this Agreement. The Manager further agrees to pay all salaries of the Company's officers, and all fees of the Company's directors who are employed by the Manager.

     (3) Management Fee. The Company shall pay to the Manager a monthly fee at an annual rate of 0.65% of the Company's average weekly net assets. For purposes of this Agreement, the net assets of the Company shall be calculated pursuant to the procedures adopted by resolution of the Directors of the Company for calculating the net asset value of the Company's shares or delegating such calculations to third parties.


[To be included if this Agreement is implemented prior to its approval by the Fund's shareholders --


     Any fees payable by the Company under this Agreement during the period commencing on the effective date of this Agreement and ending on the date of the initial approval of this Agreement by a majority of the outstanding voting securities of the Company shall be paid by the Company into an interest-bearing escrow account with such unaffiliated financial institution as the Company and the Manager may establish, to be released to the Manager only upon such initial approval of this Agreement, or, if such approval shall not occur within the 60 days following consummation of the merger of Wheat First Butcher Singer, Inc. with First Union Corporation, to the Company.]

     (4) Execution of Portfolio Transactions. The Manager shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Company's portfolio transactions consistent with the Company's brokerage policies as stated in the Company's prospectus, as amended from time to time, and, when applicable, the negotiation of commissions in connection therewith.

     In making such selections, the Manager shall take into account such factors as prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity, financial condition and execution capability of the broker, the size and difficulty in executing the order, and the best net price. Consistent with this policy, the Manager is authorized to direct the execution of the Company's portfolio transactions to brokers furnishing statistical information or research deemed by the Manager to provide useful, lawful and appropriate assistance to it in the performance of its investment decision-making responsibilities for the Company.

     (5) Term of Agreement. This Agreement shall become effective on the date
first set forth above and shall continue in effect until    ,    . If not
sooner terminated, this Agreement shall continue in effect from year to year thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Company's Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Company, as defined in the 1940 Act, or (b) a majority of the Company's Board of Directors as a whole.

     (6) Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days' written notice to the other party, provided that termination by the Company is approved by vote of a majority of the Company's Board of Directors in office at the time or by vote of a majority of the outstanding voting securities of the Company, as defined in the 1940 Act.

     (7) Assignment of Agreement. This Agreement will terminate automatically and immediately in the event of its "assignment," as defined in the 1940 Act.

     (8) Limitation of Liability of Manager. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees or agents shall be subject to, and the Company will indemnify such persons from and against, any liability for any error of judgment, mistake of law, or any damages, expenses or losses incurred in connection with any act or omission connected with or arising out of the performance by the Manager of its duties under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager's duties or by reason of reckless disregard of the Manager's obligations and duties under this Agreement.

     (9) Services to Other Clients. It is understood that the services of the Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Manager, or any affiliate thereof, from providing similar services to other investment companies and clients, including clients which may invest in the same types of securities as the Company, or, in providing such services, from using information furnished by others. When the Manager determines to buy or sell the same security for the Company that the Manager or one or more of its affiliates has selected for clients of the Manager of its affiliates, the orders for all such securities transactions shall be placed for execution by methods determined by the Manager, with approval by the Company's Board of Directors, to be impartial and fair.

     (10) Use of Manager's Name. It is understood that the name "Mentor" or any derivative thereof or logo associated with that name is the valuable property of the Manager and its affiliates, and that the Company has the right to use such name (or derivative or logo) only for so long as this Agreement shall continue with respect to the Company. Upon termination of this Agreement, the Company shall forthwith cease to use such name (or derivative or logo) and shall promptly amend its Articles of Incorporation to change its name

     (11) Applicable Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Virginia, provided that nothing herein shall be construed as being inconsistent with applicable federal or state securities laws or any rules, regulations or orders thereunder.

     (12) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (13) Agency. Nothing herein shall be construed as constituting the Manager an agent of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          MENTOR INCOME FUND, INC.



                                          By-------------------------------



                                          MENTOR INVESTMENT ADVISORS, LLC



                                          By-------------------------------

                            MENTOR INCOME FUND, INC.

               SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 22, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder hereby appoints Paul F. Costello, John M. Ivan and Terry L. Perkins, and each of them, as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of MENTOR INCOME FUND, INC. (the "Fund") to be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, on Monday, December 22, 1997, at 9:00 a.m., and at any adjournment thereof, according to the number of votes and as fully as if personally present, for the purposes listed on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER (OR NOT VOTED) AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 AND 2 AND FOR THE NOMINEES FOR DIRECTOR IN ITEM 3.

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PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.
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         Please sign this proxy exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

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HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

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


[X]      PLEASE MARK VOTES AS IN THIS EXAMPLE

MENTOR INCOME FUND, INC.

1. Proposal to approve a new investment management agreement for the Fund to take effect upon the merger of Wheat First Butcher Singer, Inc. with First Union Corporation.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]


2. Proposal to approve a new investment management agreement for the Fund to take effect upon the acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]


3.       Proposal to elect Directors:

                     FOR [ ] WITHHOLD [ ] FOR ALL EXCEPT [ ]

Arch T. Allen, III                  Louis W. Moelchert, Jr.
Arnold H. Dreyfuss                  Troy A. Peery, Jr.
Thomas F. Keller                    Peter J. Quinn, Jr.

Note: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

and with discretionary authority to vote on all matters that may properly come before the meeting.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

Please be sure to sign and date this Proxy.          RECORD DATE SHARES:

Date:______________

Shareholder sign here: ________________________ Co-owner sign here:____________